Exhibit 1.1


                                5,043,177 Shares

                                  I-TRAX, INC.


                             Shares of Common Stock
                               ($0.001 par value)

                            PLACEMENT AGENT AGREEMENT
                            -------------------------

                                                              December 17, 2004


Oppenheimer & Co. Inc.
125 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         I-trax, Inc., a Delaware corporation (the "Company"), and certain shareholders of the Company named in Schedule I hereto (the "Selling Shareholders"), confirm their agreement with Oppenheimer & Co. Inc. ("Oppenheimer") with respect to the sale by the Selling Shareholders of an aggregate of 5,043,177 issued and outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company pursuant to the terms of this Placement Agent Agreement (this "Agreement") and the purchase agreement in the form of Exhibit A attached hereto (the "Purchase Agreement") entered into with the purchasers identified therein (each a "Purchaser" and, collectively, the "Purchasers"). The aggregate of 5,043,177 shares so proposed to be sold by the Selling Shareholders is hereinafter referred to as the "Stock."

Section 1. Agreement To Act As Placement Agent. On the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained, and subject to all the terms and conditions of this Agreement:

         (a) The Company and the Selling Shareholders hereby authorize Oppenheimer to act as the exclusive agent for the Selling Shareholders (in such capacity, the "Placement Agent") to solicit offers for the purchase of all or part of the Stock from the Selling Shareholders in connection with the proposed offering of the Stock (the "Offering"). Until the Closing Date, the Company and the Selling Shareholders shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Stock otherwise than through the Placement Agent.

         (b) The Placement Agent agrees, as agent of the Selling Shareholders, to use its best efforts to solicit offers to purchase the Stock from the Selling Shareholders on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agent shall make commercially reasonable efforts to assist the Selling Shareholders in obtaining performance by each




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

         Purchaser whose offer to purchase Stock has been solicited by the Placement Agent and accepted by the Selling Shareholders, but the
         Placement  Agent  shall  not,  except  as  otherwise  provided  in this
         Agreement, have any liability to the Company or the Selling Shareholders in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agent shall act solely as the agent of the Selling Shareholders and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Stock as principal.

         (c) Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agent as agent for the Selling Shareholders at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Selling Shareholders, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Selling Shareholders. The Selling Shareholders shall have the sole right to accept offers to purchase the Stock and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Selling Shareholders, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

         (d) The purchases of the Stock by the Purchasers shall be evidenced by the execution of the Purchase Agreement by each of the parties thereto.

         (e) As compensation for services rendered, on the Closing Date (as defined below) each Selling Shareholder shall pay or cause to be paid to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to six percent (6.0%) of the gross proceeds received by such Selling Shareholder from the sale of the Stock on such Closing Date.

         (f) No Stock which any Selling Shareholder shall have agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by such Selling Shareholder, until such Stock shall have been delivered to the Purchaser thereof against payment therefor by such Purchaser. If any Selling Shareholder shall default in its obligation to deliver Stock to a Purchaser whose offer has been accepted, such Selling Shareholder shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by such Selling Shareholder.

Section 2. (I) Representations And Warranties Of The Company. The Company represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

         (a) Securities Law Filings. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), for secondary offerings and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form S-3 (Registration File No. 333-114604), which became effective as of November 30, 2004, for the registration under the Securities Act of the Stock. Such registration statement meets the requirements set forth in Rule 415(a)(1)(i) under the



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

         Securities Act and complies in all other material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "Rules and Regulations") of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Stock and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company and, to the extent known by the Company, the Selling Shareholders required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus relating to the Stock to be sold by the Selling Shareholders in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called a "Prospectus Supplement." Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.

         (b) No Stop Order. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the best of the Company's knowledge, is threatened by the Commission.

         (c) Compliance with Applicable Regulations. The Registration Statement (and any further documents to be filed with the Commission in connection with transactions contemplated by this Agreement) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of





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

         the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to (i) information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Prospectus Supplement, which information the parties hereto agree is limited to the Placement Agent's Information as defined in Section 15 or (ii) information furnished in writing to the Company by or on behalf of the Selling Shareholders for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.

         (d) Reports and Documents. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

         (e) Offering Materials Furnished to the Placement Agent. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests.

         (f) Distribution of Offering Materials.Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the completion of the distribution of Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

         (g) Incorporation and Good Standing. The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the equivalent thereof, if any) under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and is in good standing (or the equivalent thereof, if any) as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

         (h) Capitalization and Capital Stock Matters. The Company has an authorized and outstanding capitalization as set forth in the Base Prospectus and the Prospectus Supplement (other than for issuances after the date hereof, if any, pursuant to employee benefit plans described in the Prospectus Supplement or upon exercise of outstanding options or warrants or conversion of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), described in the Prospectus Supplement). All of the issued and outstanding shares of capital stock of the Company (including the shares of Stock to be sold by the Selling Shareholders) have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as set forth on Schedule 2(I)(h) attached hereto, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries that have been granted by the Company other than those accurately described in the Base Prospectus and the Prospectus Supplement.

         (i) Capitalization of Subsidiaries. All the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, except where such failure to have been duly authorized, validly issued and fully paid would not have singularly or in the aggregate a Material Adverse Effect and, except to the extent set forth in the Base Prospectus and the Prospectus Supplement, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, defect or restriction upon voting or transfer or any other claim of any kind ("Liens").

         (j) Authorization; Enforceability. The Company has the full right, power and authority to enter into this Agreement and the Purchase Agreement and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and the Purchase Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.



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


         (k) Non-Contravention of Existing Instruments. The execution, delivery and performance of this Agreement and the Purchase Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the provisions of the charter or by-laws of the Company or any of its subsidiaries, (iii) any statute, law, rule or regulation applicable to the Company or any of its subsidiaries or
         (iv) any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except, with respect to clauses
         (i) or (iii), any conflicts, breaches or violations, which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (l) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein and in the Purchase Agreement, except (i) such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required by securities or blue sky laws of any jurisdiction in connection with the offer and sale of the Stock by the Selling Shareholders in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement and (ii) clearance with the National Association of Securities Dealers, Inc. ("NASD").

         (m) No Applicable Registration or Similar Rights. Except as set forth on Schedule 2(I)(m) attached hereto, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except for such rights as have been duly waived or satisfied.

         (n) Financial Statements. The financial statements, together with the related notes and schedules, of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations, cash flows and stockholders' equity of the Company and its consolidated subsidiaries and other consolidated entities as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be.

         (o) No Actions, Suits or Proceedings. Except as set forth in the Base Prospectus and the Prospectus Supplement, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the



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

         Base Prospectus or the Prospectus Supplement and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (p) Title to Properties. The Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Base Prospectus and the Prospectus Supplement as being owned by the Company or its subsidiaries, in each case free and clear of all Liens, except for those Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or its subsidiaries or that would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all the property described in the Registration Statement, the Base Prospectus and the Prospectus Supplement as being held under lease by the Company or a subsidiary is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, except as described in the Base Prospectus and the Prospectus Supplement.

         (q) No Defaults or Violations.Neither the Company nor any of its subsidiaries is (i) in violation of any provision of its charter or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiaries or any of its properties, as applicable, except, with respect to clauses (ii) and
         (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (r) Labor Matters. No labor problem, dispute, strike, slowdown or work stoppage with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent, which would reasonably be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

         (s) ERISA. Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "prohibited transaction" (as defined in Section 406 of

         ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect. The Company and each of its subsidiaries has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

         (t) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries; all such insurance is fully in force on the date hereof and will be fully in force on the Closing Date and is issued by recognized, financially sound and reputable institutions.

         (u) Permits. The Company and each of its subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses (collectively, "Permits"), except for such Permits which the failure to obtain would not have a Material Adverse Effect, and is in material compliance with the terms and conditions of all such Permits; all of such Permits held by the Company and each of its subsidiaries are valid and in full force and effect in each case, except as described in the Base Prospectus or the Prospectus Supplement.

         (v) [Intentionally Omitted]

         (w) Sarbanes-Oxley. The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), and the statements contained in any such certification are complete and correct. The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

         (x) Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) Environmental Laws. The Company and each of its subsidiaries (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement (exclusive of any supplement thereto). The Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (z) Intellectual Property. The Company and its subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Base Prospectus and the Prospectus Supplement to be conducted. Except as set forth in the Base Prospectus and the Prospectus Supplement (a) to the best of the Company's knowledge, there are no rights of third parties to any such Intellectual Property, except where the exercise of such rights would not result, singularly or in the aggregate, in a Material Adverse Effect; (b) to the best of the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or its subsidiaries' rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the best of the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application described in the Base Prospectus and the Prospectus Supplement as being owned by or licensed to the Company; and (g) the Company and its subsidiaries have taken all steps necessary to perfect its ownership of and interest in the Intellectual Property.

         (aa)   Investment   Company.   Neither  the  Company  nor  any  of  its
         subsidiaries is required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (bb) No Material Loss. Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement.

         (cc) No Material Adverse Change. Except as set forth in or as otherwise contemplated by the Registration Statement, the Base Prospectus or the Prospectus Supplement, subsequent to the respective dates as of which information is given in the Registration Statement, the Base Prospectus and the Prospectus Supplement, there has not been (i) any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company taken as a whole, (ii) any transaction which is material to the Company taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company taken as a whole, (iv) any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise of stock options and warrants and the conversion of Preferred Stock disclosed as outstanding in the Registration Statement, the Base Prospectus and the Prospectus Supplement and the grant of options under existing stock option plans described in the Registration Statement, the Base Prospectus and the Prospectus Supplement) or outstanding indebtedness of the Company or
         (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

         (dd) Stock Exchange Listing. The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the EDGAR system. The Stock is registered under the Exchange Act and is duly listed and admitted and authorized for trading on the American Stock Exchange ("AMEX") and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from AMEX, nor has the Company received any information suggesting that the Commission or the NASD is contemplating terminating or suspending such registration or listing.

         (ee) No Price Stabilization or Manipulation. Neither the Company nor any of its subsidiaries nor any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

         (ff) Affiliations with NASD. There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Base Prospectus, the Prospectus Supplement or the Registration Statement or otherwise disclosed in writing to the Placement Agent.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company and its subsidiaries, as to the matters covered thereby, to the Placement Agent and each of the Purchasers as to the matters covered thereby.

         (II) Representations And Warranties Of The Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

         (a) Title to Stock. Upon delivery of the Stock to be sold by such Selling Shareholder pursuant to this Agreement and the Purchase Agreement, and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Purchasers.

         (b) Authority. Such Selling Shareholder has full right, power and authority to enter into and deliver this Agreement and the Purchase Agreement and to perform its obligations under such agreements.

         (c) Non-Contravention of Existing Instruments. The execution, delivery and performance of this Agreement and the Purchase Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a material breach or violation of (i) any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the material property or assets of such Selling Shareholder is subject, or (ii) any provision of, in the case of a Selling Shareholder that is a corporation, the provisions of its charter or by-laws, in the case of a Selling Shareholder that is a partnership or limited liability company, the provisions of its articles of organization, partnership agreement, operating agreement or other similar agreement and, in the case of a Selling Shareholder that is a trust, the deed of trust, and any statute or any material order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder.

         (d) Consents. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required by the Company, under the Exchange Act and applicable state securities laws in connection with the purchase of the Stock by the Purchasers or where the failure to obtain such consent, approval, authorization, registration or qualification would not have, singularly or in the aggregate, a Material Adverse Effect, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Purchase Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby.

         (e) Authorization; Enforceability. This Agreement and the Purchase Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of such Selling Shareholder, except as rights to indemnification hereunder and thereunder may be limited by applicable law and except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (f) Registration Statement. The Registration Statement does not, and the Base Prospectus and the Prospectus Supplement and any further amendments or supplements to the Registration Statement, Base Prospectus or the Prospectus Supplement will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Base Prospectus or the Prospectus Supplement and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Base Prospectus and the Prospectus Supplement, in light of the circumstances in which they were made, not misleading; provided that this paragraph (f) shall apply only to information contained in or omitted from the Registration Statement, Base Prospectus or the Prospectus Supplement in reliance upon and in conformity with written information relating to such Selling
         Shareholder furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion therein, it being understood and agreed that the only such information furnished by any such Selling Shareholder consists of the information about such Selling Shareholder under the caption "Selling Security Holders" in the Base Prospectus and the Prospectus Supplement.

         (g) No Price Stabilization or Manipulation. Each Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company in connection with the Offering of the Stock.

         (h) Non-Public Information. The decision by each Selling Shareholder to sell the Stock owned by such Selling Shareholder pursuant hereto is not prompted by any material non-public information concerning the Company or any of its subsidiaries which is not set forth in the Base Prospectus or the Prospectus Supplement.

         (i) Delivery of Certificates. Prior to the Closing, such Selling Shareholder shall have taken all reasonable steps necessary for (i) to the extent such Selling Shareholder is selling shares of Common Stock underlying shares of Preferred Stock of the Company owned by such Selling Shareholder, the conversion of such shares of Preferred Stock, including, but not limited to, delivery of a notice of conversion to the Company and (ii) the delivery to the transfer agent for the Stock of stock certificates in negotiable form for the Stock being sold in the Offering.

         Any certificate signed by or on behalf of a Selling Shareholder and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Shareholder, as to the matters covered thereby, to the Placement Agent and the Purchasers.

         Section 3. The Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to
Section 6 hereof shall be at 10:00 A.M., local time, on December 22, 2004 (the "Closing Date") at the office of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

         Section 4. (I) Further Agreements of the Company. The Company agrees with the Placement Agent, the Selling Shareholders and the Purchasers:

         (a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus Supplement without the consent of the Placement Agent, which consent shall not be unreasonably withheld; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus
         Supplement has been filed and to furnish the Placement Agent with copies thereof; (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and AMEX pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iv) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information and (y) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

         (b) To comply with the Securities Act and the Exchange Act, and the Rules and Regulations, so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by the Placement Agent or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or the Selling Shareholders or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus
         Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Placement Agent reasonably objects.

         (c) To furnish promptly to the Placement Agent and to counsel for the Placement Agent a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (d) To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request:
         (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 10:00 A.M., New York time, on the Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

         (e) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (f) To promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Stock for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

         (g) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of ninety (90) days from the date of the Prospectus Supplement, other than (i) for consideration per share that is equal to or greater than the price per share of Stock being sold in the Offering and (ii) the issuance of shares underlying currently outstanding options, warrants or rights. The Company will cause each of its executive officers and directors to furnish to the Placement Agent, at the Execution Time, a letter, substantially in the form of Exhibit B attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for the Lock-Up Period (as defined in the form of agreement attached as Exhibit B hereto) without the prior written consent of the Placement Agent. If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 4(g) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         (h) Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement or the Registration Statement.

         (i) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law. In such event, the Company shall consult with the Placement Agent as to the contents of such press release.

         (j) To engage and maintain, at its expense, a registrar and transfer agent for the Stock.

         (k) To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

         (l) The Company will use its best efforts to maintain the listing of the Stock on the American Stock Exchange.

         (II) Further Agreements of the Selling Shareholders. The Selling Shareholders, severally and not jointly, agree with the Placement Agent and the Purchasers that they will deliver to the Placement Agent on or prior to the Closing Date a properly completed and executed United States

Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement, if any, specified by Treasury Department regulations in lieu thereof.

Section 5. Payment of Expenses. The Company agrees with the Selling Shareholders and the Placement Agent to pay (a) the costs incident to the sale, preparation and delivery of the Stock to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related fees and expenses of counsel for the Placement Agent) incurred in connection with filings, if any, made with the NASD, if applicable; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel to the Placement Agent); (g) all fees and expenses of the registrar and transfer agent of the Stock; (h) the fees and expenses of counsel for the Placement Agent in an amount not to exceed $35,000 in the aggregate; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants and the travel and other expenses incurred by Company personnel in connection with any "roadshow" including, without limitation, any expenses advanced by the Placement Agent on the Company's or Selling Shareholders' behalf (which will be promptly reimbursed)); provided that, except as otherwise provided in this Section 5 and in Sections 7 and 9, the Placement Agent shall pay its own costs and expenses, including the fees and expenses of its counsel.

Section 6. Conditions to the Obligations of the Placement Agent and the Purchasers, and the Sale of the Stock. The respective obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and the Selling Shareholders contained herein, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

         (b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration
         Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Stock, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) The Placement Agent shall have received from Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company, such counsel's written opinion, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent. The Placement Agent shall have also received from the Company's Vice President and General Counsel a written opinion, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

                  The Company's Vice President and General Counsel shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and the Purchasers and dated the Closing Date, in form and substance satisfactory to the Placement Agent, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) based on such counsel's examination of the Registration Statement and such counsel's investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that (I) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated
         therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus or the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Base Prospectus or the Prospectus Supplement or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement, the Base Prospectus or the Prospectus Supplement.

         (e) (i) The Placement Agent shall have received from Willkie Farr & Gallagher LLP, counsel for Warburg, Pincus Ventures, L.P., such counsel's written opinion, addressed to the Placement Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

                  (ii) The Placement Agent shall have received from Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for CHD Investors, LLC, such counsel's written opinion, addressed to the Placement Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

         (f) The Placement Agent shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, with respect to the sale of the Stock, the Registration Statement, the Base Prospectus, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Placement Agent may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (g) The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated as of the Closing Date, executed by its Chairman of the Board, its Chief Executive Officer or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement (including the Base Prospectus) as of its effective date and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct and the Company has complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Base Prospectus and the Prospectus Supplement, and (v) the Registration Statement became effective on November 30, 2004, and to the best of their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the sale of the Stock.

         (h) At the time of the execution of this Agreement, the Placement Agent shall have received from each of Goldstein Golub Kessler LLP and Ernst & Young LLP a letter, addressed to the Placement Agent and dated such date, in form and substance satisfactory to the Placement Agent (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Base Prospectus and the Prospectus Supplement.

         (i) On the Closing Date, the Placement Agent shall have received a letter (the "bring-down letter") from each of Goldstein Golub Kessler LLP and Ernst & Young LLP addressed to the Placement Agent, and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus and the Prospectus Supplement as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agent concurrently with the execution of this Agreement pursuant to Section 6(h).

         (j) Each Selling Shareholder shall have furnished to the Placement Agent and the Purchasers a certificate, dated as of the Closing Date, signed by, or on behalf of, such Selling Shareholder stating that the representations and warranties of such Selling Shareholder contained herein are true and correct as of the Closing Date with the same force and effect as if made as of the Closing Date and that such Selling Shareholder has complied in all material respects with all agreements contained herein to be performed by such Selling Shareholder at or prior to the Closing Date.

         (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, and
         (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, the effect of which, in any such case described in clause
         (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (l) The Stock is registered under the Exchange Act and, as of the Closing Date, shall be listed and admitted and authorized for trading on the American Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Stock under the Exchange Act or delisting or suspending from trading the Stock from AMEX, nor has the Company received any information suggesting that the Commission or AMEX is contemplating terminating such registration or listing.

         (m) At the Execution Time, the Company shall have furnished to the Placement Agent a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company.

         (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the AMEX or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
         (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States,
         (iii) there shall have been an outbreak or an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the sale of the Stock or be reasonably likely to result in a Material Adverse Effect on the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the sale of the Stock or be reasonably likely to result in a Material Adverse Effect on the Company.

         (p) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

         (q) The Company and the Selling Shareholders shall have entered into the Purchase Agreement with each of the Purchasers and such agreement shall be in full force and effect.

         (r) Brown Raysman Millstein Felder & Steiner LLP, on behalf of the Placement Agent, shall have submitted information regarding this transaction to the NASD for review under NASD Rule 2710 and the NASD shall have raised no objection to the fairness and reasonableness of the proposed placement agent terms and arrangements among the Company, the Selling Shareholders and the Placement Agent.

         (s) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

Section 7.      Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless the Placement Agent, its partners, officers, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the "Placement Agent Indemnified Parties" and each a "Placement Agent Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
         (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent's Information (as defined in Section 15). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

         (b) Each Selling Shareholder shall, severally and not jointly, indemnify and hold harmless the Placement Agent Indemnified Parties against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified
         Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Selling Shareholder shall only be subject to indemnification, hold harmless and reimbursement obligations under this subsection (b) only to the extent that such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information provided to the Company by such Selling Shareholder specifically for use therein, it being understood and agreed that the only such information furnished by any such Selling Shareholder consists of the information about such Selling Shareholder under the caption "Selling Security Holders" in the Base Prospectus and the Prospectus Supplement (the "Selling Shareholders' Information"); and provided, further, that the liability under this Section 7 of each Selling Shareholder shall be limited to an amount equal to the aggregate net proceeds, after deducting placement fees, received by such Selling Shareholder from the sale of the Stock sold by such Selling Shareholder hereunder. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

         (c) The Placement Agent shall indemnify and hold harmless the Company, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") and the Selling Shareholders, their respective officers, employees, partners, representatives, and agents and each person, if any, who controls the Selling Shareholders within the meaning of the Securities Act (collectively, the "Selling Shareholder Indemnified Parties" and each a "Selling Shareholder Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties or Selling Shareholder Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, and shall reimburse the Company Indemnified Parties and the Selling Shareholder Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent's Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties and the Selling Shareholder Indemnified Parties. Notwithstanding the provisions of this Section 7(c), in no event shall any indemnity by the Placement Agent under this Section 7(c) exceed the total compensation received by such Placement Agent in accordance with
         Section 1(e).

         (d) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, by the Company if the indemnified parties under this
         Section 7 consist of any Company Indemnified Parties and by the Selling Shareholders if the indemnified parties under this Section 7 consist of any Selling Shareholder Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a), 7(b) and 7(c) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
         Section 7(a), 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company or the Selling Shareholders on the one hand and the Placement Agent on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Selling Shareholders on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholders on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Selling Shareholders bears to the total compensation received by the Placement Agent with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished (x) to the Company or the Selling Shareholders by the Placement Agent for use in the Prospectus Supplement consists solely of the Placement Agent's Information and (y) to the Company by each Selling Shareholder for use in the Prospectus Supplement shall consist solely of such Selling Shareholder's respective Selling Shareholders' Information. The Company, the Selling Shareholders and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), (i) the Placement Agent shall not be required to contribute any amount in excess of total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, (ii)
         no Selling Shareholder shall be required to contribute any amount in excess of the aggregate net proceeds, after deducting placement agent fees, received by such Selling Shareholder from the sale of the Stock sold by such Selling Shareholder hereunder less the amount of any damages which such Selling Shareholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (iii) the Selling Shareholders' obligations in this Section 7(e) shall be several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of
         Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 8. Termination. The obligations of the Placement Agent and the Purchasers hereunder and under the Purchase Agreement may be terminated by the Placement Agent, in its absolute discretion by notice given to the Company and the Selling Shareholders prior to delivery (including electronic delivery) of and payment for the Stock if, prior to that time, any of the events described in Sections 6(k) or 6(n) have occurred or if the Purchasers shall decline to purchase the Stock for any reason permitted under this Agreement or the Purchase Agreement. The obligations of each Selling Shareholder and the authority of the Placement Agent hereunder and under the Purchase Agreement shall automatically be terminated if payment for the Stock is not received by such Selling Shareholder on or prior to January 31, 2005.

Section 9. Reimbursement of Placement Agent's Expenses. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all out-of-pocket expenses (including fees and disbursements of counsel and any expenses advanced by the Placement Agent on the Company's or Selling Shareholders' behalf) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Stock and, upon demand, the Company shall pay the full amount thereof to the Placement Agent.

Section 10. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Purchasers, the Company, the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties and the Selling Shareholder Indemnified Parties. It is understood that the Placement Agent's responsibilities to the Company and the Selling Shareholders are solely contractual in nature and the Placement Agent does not owe the Company, the Selling Shareholders, or any other party, any fiduciary duty as a result of this Agreement.

Section 11. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Selling Shareholders, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Stock.

Section 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to Oppenheimer & Co. Inc., 125 Broad
         Street,  New York,  New York  10004,  Attention:  Yvonne  Briggs  (Fax:
         212-425-2028), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, Attention: Michael Maline, Esq. (Fax: 212-895-2900).

         (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attention: Chief Executive Officer and General Counsel (Fax: 610-459-4705), with a copy to: Ballard Spahr
         Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, Attention: Gerald J. Guarcini, Esq. (Fax:
         215-864-9181).

         (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule II hereto and (i) in the case of Warburg, Pincus Ventures, L.P., with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, Attention: Jeffrey S. Hochman, Esq. (Fax: 212-728-9592); and (ii) in the case of CHD Investors, LLC, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, Attention:
         John Kennedy, Esq. (Fax: 212-757-3990).

Section 13. Definitions of Certain Terms. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Business Day" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the American Stock Exchange is not open for trading.

                  "Effective Date" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Interference Proceeding" shall have the meaning set forth in 35 U.S.C. ss. 135.

                  "To the best of the Company's knowledge" and words of similar import shall mean that which the Company knows or should have known using the exercise of reasonable due diligence.

Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

Section 15. Placement Agent's Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent's Information consists solely of the statements concerning the Placement Agent contained in the third paragraph under the heading "Plan of Distribution" in the Prospectus Supplement.

Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Shareholders and the Placement Agent.

Section 18. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                            [Signature Pages Follow]

         If the foregoing is in accordance with your understanding of the agreement between the Company, the Selling Shareholders and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.



                                              Very truly yours,

                                              I-TRAX, INC.


                                              By:______________________________
                                              Name:
                                              Title:



SELLING SHAREHOLDERS:

Warburg, Pincus Ventures, L.P.

By:  Warburg, Pincus & Co., its General Partner


By: ______________________________
      Name:
      Title:

CHD Investors, LLC

By:  International Managed Care, LLC, its Managing Member

By:  Insurance Partners, L.P., its Managing Member

By:  Insurance GenPar, L.P., its General Partner

By:  Insurance GenPar MGP, L.P., its General Partner

By:  Insurance GenPar MGP, Inc., its General Partner


By: ______________________________
      Name:
      Title:

Accepted as of the date first above written:

OPPENHEIMER & CO. INC.


By:  _______________________________
     Name:
     Title:

                                   Schedule I
                                   -----------

                          Names of Selling Shareholders



     Name                                              Number of Shares
     ----                                              ----------------
     Warburg, Pincus Ventures, L.P.                       3,674,870
     CHD Investors, LLC                                   1,368,307
                                                   -------------------------
                                           Total:         5,043,177

                                                                   Schedule II
                                                                   -----------

                        Addresses of Selling Shareholders



Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, NY  10017
Attn:  Joel Ackerman

CHD Investors, LLC
c/o Oak Hill Capital Management, Inc.
Park Avenue Tower
65 East 55th Street
36th Floor
New York, NY 10022
Attn:  John Holland